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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



                                 April 18, 2002
                ------------------------------------------------
                Date of Report (Date of earliest event reported)


                           NATIONAL CITY CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                      1-10074                34-1111088
----------------------------     ------------------------      -------------
(State or other jurisdiction     (Commission File Number)      (IRS Employer
      of incorporation)                                      Identification No.)




1900 East Ninth Street, Cleveland, Ohio                            44114
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(Address of principal executive offices)                        (Zip Code)


                                 (216) 222-2000
         --------------------------------------------------------------
              (Registrant's telephone number, including area code)

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ITEM 5. OTHER EVENTS

On April 18, 2002, the Registrant issued a news release announcing its financial results for the three-month period ended March 31, 2002. This news release, dated April 18, 2002, is attached as Exhibit 99.1 to this report and incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

99.1 The Registrant's April 18, 2002 news release announcing its financial results for the three-month period ended March 31, 2002.

ITEM 9. REGULATION FD DISCLOSURE

On April 18, 2002, the Registrant distributed to analysts and included on its Web site at www.nationalcity.com the Quarterly Financial Supplement, which is attached as Annex A to this Item 9.

Also on April 18, 2002, the Registrant hosted a conference call to review first quarter results and National City's outlook for the remainder of the year. The slide presentation used by the Registrant in the conference call is attached as Annex B to this Item 9.

Annexes A and B were prepared to assist investors, financial analysts and other interested parties in their analysis of National City Corporation. These annexes are incorporated herein by reference and have been furnished, not filed.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 19, 2002                 By /s/ David L. Zoeller
                                        ----------------------------------
                                        David L. Zoeller
                                        Executive Vice President and General
                                        Counsel